UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 1, 2009 (September 29, 2009)

BARNES & NOBLE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2009, Barnes & Noble, Inc. (the “Company”) filed a Current Report on Form 8-K (“Original Form 8-K”) to report the completion of the acquisition of Barnes & Noble College Booksellers, Inc. (“B&N College”) from Leonard Riggio and Louise Riggio (the “Sellers”) pursuant a Stock Purchase Agreement dated as of August 7, 2009 among the Company and the Sellers. Mr. Riggio is the Chairman of the Company’s Board of Directors.

This amendment to the Original Form 8-K is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The required audited consolidated financial statements of B&N College for the 52 weeks ended May 2, 2009 and the unaudited interim condensed consolidated financial statements of Barnes & Noble College Booksellers, Inc. and Subsidiaries for the 13 weeks ended August 1, 2009 and August 2, 2008 are filed as Exhibit 99.1.

(b) Pro Forma Financial Information

The required unaudited pro forma condensed consolidated balance sheet as of August 1, 2009, unaudited pro forma condensed consolidated statements of operations for the 13 weeks ended May 2, 2009, unaudited pro forma condensed consolidated statements of operations for the 13 and 26 weeks ended August 1, 2009 and the unaudited pro forma condensed consolidated statements of operations for the 52 weeks ended January 31, 2009 are filed as Exhibit 99.2.

(d) Exhibits

23.1	Consent of BDO Seidman, LLP, independent auditors.

99.1	Barnes & Noble College Booksellers, Inc. and Subsidiaries audited consolidated financial statements for the 52 weeks ended May 2, 2009 and the unaudited interim condensed consolidated financial statements of Barnes & Noble College Booksellers, Inc. and Subsidiaries for the 13 weeks ended August 1, 2009 and August 2, 2008, and the notes related thereto.

99.2	Barnes & Noble, Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Balance Sheet as of August 1, 2009, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the 13 weeks ended May 2, 2009, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the 13 and 26 weeks ended August 1, 2009 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the 52 weeks ended January 31, 2009, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC. (Registrant)

By:	/s/ JOSEPH J. LOMBARDI
Joseph J. Lombardi
Chief Financial Officer

Date: December 9, 2009

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of BDO Seidman, LLP, independent auditors.

99.1	Barnes & Noble College Booksellers, Inc. and Subsidiaries audited consolidated financial statements for the 52 weeks ended May 2, 2009 and the unaudited interim condensed consolidated financial statements of Barnes & Noble College Booksellers, Inc. and Subsidiaries for the 13 weeks ended August 1, 2009 and August 2, 2008, and the notes related thereto.

99.2	Barnes & Noble, Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Balance Sheet as of August 1, 2009, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the 13 weeks ended May 2, 2009, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the 13 and 26 weeks ended August 1, 2009 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the 52 weeks ended January 31, 2009, and the notes related thereto.